Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Accounting Policies	ACCOUNTING POLICIES
Nature of Operations and Basis of Presentation
Washington Gas Light Company (Washington Gas) is an indirect, wholly owned subsidiary of, among other entities, WGL Holdings, Inc (WGL). WGL is an indirect wholly owned subsidiary of AltaGas Ltd. (AltaGas). Except where the content clearly indicates otherwise, any reference in this report to “Washington Gas”,” “we,” “us”, “our” or “the Company” refers to Washington Gas Light Company. References to “WGL” refer to WGL Holdings, Inc. and all of its subsidiaries.
Following the 2018 Merger Agreement, Washington Gas became an indirect, majority owned subsidiary of, among other entities, AltaGas and WGL. In connection with the Merger and at the command of Washington Gas’ regulators, WGL formed a wholly owned subsidiary, Wrangler, a bankruptcy remote, special purpose entity to own the common stock of Washington Gas. In addition, WGL owns all of the shares of common stock of certain affiliated non-utility subsidiaries, some of which provide services to Washington Gas, and some of which own interests in other entities. On December 20, 2019, Washington Gas redeemed all the outstanding shares of its preferred stock. As a result, Washington Gas is now an indirect, wholly owned subsidiary of AltaGas and WGL. As a public utility company, Washington Gas sells and delivers natural gas to more than one million customers primarily in the District of Columbia and the surrounding metropolitan areas in Maryland and Virginia.
The Financial Statements of Washington Gas has been prepared in conformity with GAAP and under the rules of the Securities and Exchange Commission (SEC).
The Merger with AltaGas was recorded using the acquisition method of accounting. Under SEC regulations, Washington Gas elected to not apply push down accounting to its stand-alone financial statements. The acquisition adjustments were recorded by AltaGas.
The information presented in this annual report on Form 10-K are presented solely for the registrant Washington Gas on a stand-alone basis.
Change of Fiscal Year End
On December 28, 2018, our Board of Directors approved a change of Washington Gas's fiscal year from the period beginning on October 1 and ending on September 30 to the period beginning on January 1 and ending on December 31. This annual report on Form 10-K is for the twelve-month period from January 1, 2019 to December 31, 2019. References in this report to "calendar year" refer to the year ended December 31. References in this report to "transition period" refer to the three-month transition period from October 1, 2018 through December 31, 2018. References in this report to "fiscal year" refer to the twelve-month period ending on September 30.
Change in Accounting Principle
In the third quarter of 2020, Washington Gas made a voluntary change in accounting principle for calculating the market-related value of assets (MRVA) used in the determination of net periodic pension and other post-retirement benefit plan costs. The change uses the fair value approach for the fixed income investments and related derivatives, which represent a separate asset class of the plan assets, compared to the prior method that utilized a calculated value for all investments where gains and losses arising from changes in fair value were deferred and amortized into the calculation of the MRVA over a period of five years. The MRVA is used in the calculation of the expected return on assets and the recognized actuarial gain or loss components of net periodic benefit cost. The gains and losses for other plan assets will continue to be deferred and amortized into the MRVA over a five-year period.
We believe that using the fair value approach for the fixed income investments and related derivatives in our plan assets is preferable because the Company will immediately recognize the gains and losses of the fixed income investments and derivatives in MRVA rather than deferring them over a five-year period, which results in a better matching of the change in fixed income investments and the related pension obligations.
We have retrospectively applied this change in accounting principle to all applicable prior period financial information presented herein as required. The change in accounting principle increased retained earnings $2.3 million and decreased accumulated other comprehensive income (loss), net of taxes, $0.1 million, with a net increase of $2.2 million in common shareholder’s equity at October 1, 2016. The following tables summarize the effect of the change in accounting principle on the primary financial statement line items on our balance sheets, statements of operations, statements of comprehensive income, statements of common shareholder's equity, and statements of cash flows. The following Notes have been impacted by the change: Note 4 — Regulated Operations, Note 9 — Income Taxes, Note 10 — Pension and Other Post — Retirement Benefit Plans, Note 17 — Accumulated Other Comprehensive Income (Loss), Note 19 — Comparative Data, and Note 20 — Quarterly Financial Information.

	December 31, 2019			December 31, 2018
(In thousands)	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Balance Sheets
Regulatory assets — Pension and other post-retirement benefits	$39,435	$4,643	$44,078	$86,493	$7,917	$94,410
Common shareholder’s equity	$1,572,196	$6,396	$1,578,592	$1,562,573	$8,957	$1,571,530
Regulatory liabilities — Other post-retirement benefits	$199,665	$(3,995)	$195,670	$121,345	$(4,180)	$117,165
Deferred income taxes	$462,475	$2,242	$464,717	$454,248	$3,140	$457,388

	Calendar Year Ended December 31, 2019			Three Months Ended December 31, 2018
(In thousands)	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Statements of Operations
Other income (expense) — net	$9,478	$(3,656)	$5,822	$3,494	$(1,449)	$2,045
Income tax expense (benefit)	$19,032	$(949)	$18,083	$7,847	$(376)	$7,471
Net income (loss)	$99,812	$(2,707)	$97,105	$49,173	$(1,073)	$48,100
Statements of Comprehensive Income
Other comprehensive income (loss), net of taxes	$11,536	$146	$11,682	$(4,797)	$71	$(4,726)
Comprehensive income (loss)	$111,348	$(2,561)	$108,787	$44,376	$(1,002)	$43,374
Condensed Statements of Cash Flows
Net income	$99,812	$(2,707)	$97,105	$49,173	$(1,073)	$48,100
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Accrued/deferred pension and other post-retirement benefit cost (benefit)	$(1,466)	$3,656	$2,190	$(330)	$1,449	$1,119
Deferred income taxes — net	$19,690	$(949)	$18,741	$8,012	$(376)	$7,636

	Fiscal Year Ended September 30, 2018			Fiscal Year Ended September 30, 2017
(In thousands)	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Statements of Operations
Other income (expense) — net	$(7,592)	$3,366	$(4,226)	$(545)	$7,702	$7,157
Income tax expense (benefit)	$(25,863)	$874	$(24,989)	$79,840	$1,999	$81,839
Net income (loss)	$(26,642)	$2,492	$(24,150)	$131,792	$5,703	$137,495
Statements of Comprehensive Income
Other comprehensive income (loss), net of taxes	$2,692	$(161)	$2,531	$3,308	$(294)	$3,014
Comprehensive income (loss)	$(23,950)	$2,331	$(21,619)	$135,100	$5,409	$140,509
Condensed Statements of Cash Flows
Net income	$(26,642)	$2,492	$(24,150)	$131,792	$5,703	$137,495
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Accrued/deferred pension and other post-retirement benefit cost (benefit)	$11,127	$(3,366)	$7,761	$22,547	$(7,702)	$14,845
Deferred income taxes — net	$(26,435)	$874	$(25,561)	$77,586	$1,999	$79,585

Statements of Shareholder's Equity	Retained Earnings			Accumulated Other Comprehensive Loss, Net of Taxes
(In thousands)	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Balance, September 30, 2016	586,662	2,314	588,976	(7,830)	(95)	(7,925)
Net income (loss)	131,792	5,703	137,495
Other comprehensive income				3,308	(294)	3,014
Dividends declared:
Common stock	(86,443)		(86,443)
Preferred stock	(1,320)		(1,320)
Balance, September 30, 2017	$630,691	8,017	$638,708	$(4,522)	(389)	(4,911)
Net income (loss)	(26,642)	2,492	(24,150)	—
Other comprehensive income				4,176	(161)	4,015
Stock-based compensation(a)	4,197		4,197	—
ASU 2018-02 adoption impact (b)	1,484		1,484	(1,484)		(1,484)
Dividends declared:
Common stock	(89,568)		(89,568)	—
Preferred stock	(1,320)		(1,320)	—
Balance, September 30, 2018	$518,842	$10,509	$529,351	$(1,830)	$(550)	$(2,380)
Net income	49,173	(1,073)	48,100
Other comprehensive income				(4,797)	71	(4,726)
Dividends declared:
Common stock	(24,237)		(24,237)
Preferred stock	(330)		(330)
Balance, December 31, 2018	$543,448	$9,436	$552,884	$(6,627)	$(479)	$(7,106)
Net income	99,812	(2,707)	97,105
Other comprehensive income				11,536	146	11,682
Loss on preferred stock extinguishment	(556)		(556)
Dividends declared:
Common stock	(100,000)		(100,000)
Preferred stock	(1,169)		(1,169)
Balance, December 31, 2019	$541,535	$6,729	$548,264	$4,909	$(333)	$4,576

Use of Estimates in the Preparation of Financial Statements
In accordance with GAAP, we make certain estimates and assumptions regarding: (i) reported assets and liabilities; (ii) disclosed contingent assets and liabilities at the date of the financial statements and (iii) reported revenues, revenues subject to refund, and expenses during the reporting period. Actual results could differ from those estimates.
Property, Plant and Equipment
Property, plant and equipment are stated at original cost, including labor, materials, taxes and overhead costs incurred during the construction period. The cost of utility plant of Washington Gas includes an allowance for funds used during construction (AFUDC) that is calculated under a formula prescribed by our regulators in Maryland and the District of Columbia. AFUDC equity is reported on the statements of operations as non-cash income in "Other income (expense)". AFUDC debt is reported as a non-cash offset to interest expense. After construction is completed, the company are permitted to recover these costs through inclusion in rate base and the corresponding subsequent deprecation or amortization of those regulated assets. The rates for AFUDC for the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017 was 3.48%, 5.84%, 2.42% and 2.73%, respectively.
Costs of replacement and betterments that extend the useful life of property, plant, and equipment are also capitalized. The cost of maintenance and repairs, which do not extend the useful life or increase the expected output of the asset, are expensed as incurred. Depreciation applicable to its utility gas plant in service primarily uses a straight-line method over the estimated remaining life of the plant. The composite annual depreciation and amortization rate was 2.96%, 2.78%, 2.77%, and 2.80% for the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively. In accordance with regulatory requirements, such rates include a component related to asset removal costs for Washington Gas. Washington Gas periodically reviews the adequacy of its depreciation rates by considering estimated remaining lives and other factors.
The following table represents the components of Washington Gas' Property, Plant and Equipment at original cost.

	December 31,
($ In millions)	2019		2018
Distribution, transmission and storage	$5,148.1	86.3%	$4,888.4	85.7%
General, miscellaneous and intangibles	543.2	9.1%	542.9	9.5%
Construction work in progress (CWIP)	271.6	4.6%	271.6	4.8%
Total	5,962.9	100.0%	5,702.9	100.0%
Impairment of Long-Lived Assets
Management regularly reviews property and equipment and other long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.
For our properties and equipment, the indicators of potential impairment may include a deteriorating business or legal climate, a significant adverse change in asset condition, specific regulatory disallowance, advances in technology or plans to dispose of an asset significantly before the end of its useful life, among others. Management performs a recoverability test whenever the indicators show a possible impairment. The amount used to test recoverability is determined based on an estimate of undiscounted cash flows, and measurement of an impairment loss is determined based on the fair value of the asset, using assumptions about future cash inflows and outflows over the life of an asset.
During the fiscal year ended September 30, 2018, Washington Gas recorded a $38.0 million impairment to Property, Plant and Equipment in connection with an agreement ancillary to the merger proceeding not to seek recovery of certain costs incurred under the Formal Case 1027 mechanical coupling program.
During the calendar year ended December 31, 2019, the three months ended December 31, 2018, and fiscal year ended September 30, 2017, Washington Gas did not record any impairments related to our long-lived assets.
Refer to Note 15 — Fair Value Measurements of the Notes to Financial Statements for further discussion of these assets.
Cash and Cash Equivalents
We consider all investments with original maturities of three months or less to be cash equivalents.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents represent funds that are restricted to satisfy designated liabilities. Restricted cash and cash equivalents available to satisfy designated current liabilities are classified as current assets. Restricted cash and cash equivalents expected to satisfy non-current liabilities are classified as non-current assets. Pursuant to the Merger Agreement with AltaGas, we funded rabbi trusts of retirement benefits for executives and select management employees and deferred compensation benefits for outside directors in the fiscal year ended September 30, 2018. At December 31, 2019 and 2018, the rabbi trust funds are invested in money market funds which are considered as cash equivalents. The rabbi trust funds that are used for the settlement of benefit plans in long-term liabilities are classified in “Deferred charges and other assets-other”. The rabbi trust funds to settle benefit plans in current liabilities are classified in “Current Assets-Other” on Washington Gas’ balance sheet. Refer to Note 10 — Pension and Other Post-Retirement Benefits for a further discussion of the rabbi trusts and Note 18 — Supplemental Cash Flow Information for a further discussion of restricted cash and cash equivalents.
Allowance for Doubtful Accounts
The allowance for doubtful accounts reflects Washington Gas' estimate of losses inherent in its account receivable balances. Washington Gas estimates its bad debt expense based on current sales and establishes the allowance. Periodically, Washington Gas evaluates the reasonableness of the allowance utilizing a variety of factors including the length of time receivables are past due, the financial health of its customers, unusual macroeconomic conditions, and historical payment and collection experience. If the financial condition of its customers deteriorates or other circumstances occur that impact the customers’ ability or desire to make payments, Washington Gas considers these factors in its evaluation of the adequacy of the allowance. Accounts are written off to the allowance when collection efforts are complete and future recovery is unlikely.
Leases
Lessee. We determine if an arrangement is a lease and the lease classification at inception. For the operating leases in which we are the lessee, a right-of-use (ROU) asset and a lease liability is recognized at the commencement date based on the present value of lease payments over the lease term. We use the rate implicit in the lease to determine the present value of the lease payments when the rate is readily determinable or we use our incremental borrowing rate. Our ROU assets are adjusted for lease incentives, any lease payments made in advance, and initial direct costs incurred. Lease expenses are recognized on a straight-line basis over the lease term. The estimated lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. For our lessee building and certain equipment leases, we do not separate the lease and non-lease components. Variable lease payments are recognized as lease expense when the related facts and circumstances occur, and are dependent on various external factors, including real estate taxes, common area maintenance and usage charges.
For our multiple office location leases classified as operating leases, the lease term begins on the date when construction of the leasehold improvements can start and the lessor has allowed us to occupy the respective locations. Leasehold improvement costs are classified as “Property, Plant, and Equipment” on the balance sheet, and are being amortized to “Depreciation and amortization” expense on a straight-line basis over the non-cancelable period of the leases.
Lessor. We determine if an arrangement is a lease and the lease classification at inception. Lease payments under operating leases are recognized on a straight-line basis over the lease term. For our building leases, we do not separate the lease and non-lease components.
Revenue and Cost of Gas Recognition
Revenues.  Washington Gas generally recognizes revenue from contracts with customers when natural gas is delivered. Washington Gas reads meters and bills customers on a 19-day monthly cycle basis. The billing cycles for customers do not coincide with the accounting periods used for financial reporting purposes; therefore, Washington Gas accrues unbilled revenues for gas delivered, but not yet billed, at the end of each accounting period. Refer to Note 2 — Revenue from Contracts with Customers for further discussion of the Utility’s revenue from contracts with customers.
Alternative Revenue Programs. Certain ratemaking mechanisms of Washington Gas qualify as alternative revenue programs in accordance with ASC Topic 980, Regulated Operations, if (i) the program is established by an order from a regulatory commission and allows for automatic adjustment of future rates, (ii) additional program revenues (above those amounts currently reflected in base rates) are objectively determinable and probable of recovery, and (iii) the collection of the additional revenues is allowed within 24 months of the end of the period in which they were recognized. The Company has determined that its RNA, WNA and CRA billing adjustment mechanisms and APRPs are alternative revenue programs. Alternative revenue program revenues represent the initial recognition of revenue related to these programs. When amounts are billed and collected from customers through rates, the amounts are recorded as a recovery of the associated regulatory asset or liability.
Cost of Gas.  Washington Gas’ jurisdictional tariffs contain mechanisms that provide for the recovery of the cost of gas incurred on behalf of firm customers, including related pipeline transportation and storage capacity charges. Under these mechanisms, Washington Gas periodically adjusts its firm customers’ rates to reflect increases and decreases in these costs. Under or over-collections of gas costs in the current cycle are charged or credited to deferred charges or credits on the balance sheet as non-current regulatory assets or liabilities. Amounts deferred at the end of the cycle, August 31 of each year, are fully reconciled and transferred to current assets or liabilities under the balance sheet captions “Gas costs and other regulatory assets” and “Gas costs and other regulatory liabilities.” These balances are recovered or refunded to customers over the subsequent 12 month period.
Revenue Taxes.  Revenue taxes such as gross receipts taxes, regulatory fees, franchise fees and energy taxes are reported gross in operating revenues. During the calendar year ended December 31, 2019, three months ended December 31, 2018, and for fiscal years September 30, 2018 and 2017, $81.8 million, $24.2 million, $82.5 million, and $75.1 million, respectively, were recorded to "Operating revenues" of Washington Gas' statements of operations.
Transportation Gas Imbalance.  Interruptible shippers and third-party marketer shippers transport gas to Washington Gas’ distribution system as part of the unbundled services offered. The delivered volumes of gas from third-party shippers into Washington Gas’ distribution system rarely equal the volumes billed to third-party marketer customers, resulting in transportation gas imbalances. These imbalances are usually short-term in duration, and Washington Gas monitors the activity and regularly notifies the shippers when their accounts have an imbalance. In accordance with regulatory treatment, Washington Gas does not record a receivable from or liability to third-party marketers associated with gas volumes related to these transportation imbalances but, rather, reflects the financial impact as a regulatory asset or liability related to its gas cost adjustment mechanism, thereby eliminating any profit or loss that would occur because of the imbalance. The regulatory treatment combines the imbalance for all marketers, including our affiliate WGL Energy Services, into a single “net” adjustment to the regulatory asset or liability. Refer to Note 16 — Related Party Transactions for further discussion of the accounting for these imbalance transactions.
Asset Optimization Program.  Washington Gas optimizes the value of its long-term natural gas transportation and storage capacity resources by entering into physical and financial transactions in the form of forwards, futures and option contracts for periods when these resources are not being used to physically serve utility customers. Refer to “Derivative Activities” below for further discussion of the accounting for derivative transactions entered into under this program. Regulatory sharing mechanisms in all three jurisdictions outline how the profits from these transactions should be shared with Washington Gas’ customers.
All unrealized fair value gains and losses, and margins generated from the physical and financial settlement of these asset optimization contracts are recorded in "Utility cost of gas" on the income statement or, in the case of amounts to be shared with rate payers, regulatory assets/liabilities on the balance sheet.
Storage Gas
Prior to September 30, 2017, Washington Gas accounted for storage gas inventories using the first-in, first-out method under which the oldest inventory items were recorded as being sold first. Starting in October 1, 2017, Washington Gas implemented a voluntary change in the application of an accounting principle with respect to accounting for natural gas, propane, and odorant inventories. Washington Gas now applies the average cost methodology under which the cost of units carried in inventory is based on the weighted average cost per unit of inventory. Washington Gas implemented the change in accounting principle on a prospective basis in accordance with ASC Topic 980.
On October 1, 2017, Washington Gas adopted ASU 2015-11, Inventory (Topic 330) - Simplifying the Measurement of Inventory. As a result of the new standard, beginning October 1, 2017, our inventory balances are stated at the lower of cost or net realizable value. Prior to October 1, 2017, our inventory balances were stated at the lower of cost or market. Interim period inventory losses attributable to lower of cost or net realizable value adjustments may be reversed if the net realizable value of the inventory is recovered by the end of the same year. In general, commodity costs and variable transportation costs are capitalized as gas in underground storage. Fixed costs, primarily pipeline demand charges and storage charges, are expensed as incurred through the cost of gas.
Washington Gas did not record a material lower-of-cost or net realizable value adjustment to net income for the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal year September 30, 2018, or a lower-of-cost or market adjustment to net income for the fiscal year ended September 30, 2017.
Derivative Activities
Washington Gas enters into both physical and financial derivative contracts for the purchase and sale of natural gas that are subject to mark-to-market accounting. Changes in the fair value of derivative instruments which are recoverable or refundable to customers when they settle are subject to ASC Topic 980 and are recorded as regulatory assets or liabilities while changes in the fair value of derivative instruments not affected by rate regulation are reflected in earnings.
As part of its asset optimization program, Washington Gas enters into derivative contracts related to the sale and purchase of natural gas at a future price with the primary objective of securing operating margins that Washington Gas expects to ultimately realize. The fair value changes of derivatives used under this program may cause significant period-to-period volatility in earnings for the portion of net profits retained for shareholders; however, this earnings volatility will not change the realized margins that Washington Gas expects to earn. In accordance with ASC Topic 815, all financially and physically settled contracts under our asset optimization program are reported on a net basis in the statements of operations in “Utility cost of gas”.
Washington Gas historically utilized derivative instruments that are designed to minimize the risk of interest-rate volatility associated with planned issuances of long-term debt. Gains or losses associated with these derivative transactions are deferred as regulatory assets or liabilities and amortized to interest expense in accordance with regulatory accounting requirements. Refer to Note 14 — Derivatives for further discussion of our derivative activities.
Income Taxes
We recognize deferred income tax assets and liabilities for all temporary differences between the financial statement basis and the tax basis of assets and liabilities computed on a separate company basis. Our deferred income taxes include those that are currently excluded for ratemaking purposes of Washington Gas. Regulatory assets or liabilities, corresponding to such additional deferred income tax assets or liabilities, may be recorded to the extent recoverable from or payable to customers through the ratemaking process in future periods. Refer to Note 4 — Regulated Operations for Washington Gas’ regulatory assets and liabilities associated with income taxes due from and due to customers. Amounts applicable to income taxes due from and due to customers primarily represent differences between the financial statement basis and tax basis of net utility plant in service. Refer to Note 9 — Income Taxes which provides detailed financial information related to our income taxes.
Stock-Based Compensation
We account for stock-based compensation expense in accordance with ASC Topic 718, Compensation-Stock Compensation, or ASC Topic 710, Compensation - General for certain awards that do not meet the definition of a stock-based award under ASC 718. All outstanding awards at December 31, 2019 and 2018 are liability-classified share-based awards.
We recognize stock-based compensation expense based on their fair value at the end of each reporting period. Compensation expense for awards subject to ASC 710 is recognized based on the probable outcome of the award at the end of each reporting period. For all awards, we estimate forfeitures over the requisite service period when recognizing compensation expense; these estimates are periodically adjusted to the extent to which actual forfeitures differ from such estimates. Refer to Note 11 — Stock-Based Compensation for further discussion of the accounting for our stock-based compensation plans.
Asset Retirement Obligations
Washington Gas accounts for its AROs in accordance with ASC Subtopic 410-20, Asset Retirement and Environmental Obligations—Asset Retirement Obligations. Our AROs include the costs to cut, purge and cap Washington Gas' distribution and transmission system. These standards require recording the estimated retirement cost over the life of the related asset by depreciating the present value of the retirement obligation, measured at the time of the asset’s acquisition, and accreting the liability until it is settled. There are timing differences between the ARO-related accretion and depreciation amounts being recorded pursuant to GAAP and the recognition of depreciation expense for legal asset removal costs that we are currently recovering in rates. These timing differences are recorded as a reduction to “Regulatory liabilities—Accrued asset removal costs” in accordance with ASC Topic 980. We do not have any assets that are legally restricted related to the settlement of asset retirement obligations.

Changes in Asset Retirement Obligations
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Year Ended September 30,
(In millions)	2019	2018	2018	2017
Asset retirement obligations at beginning of the period	$308.1	$305.5	$298.9	$206.6
Liabilities incurred in the period	1.7	—	1.4	2.0
Revaluation of asset retirement obligation	(101.0)	—	—	89.5
Liabilities settled in the period	(7.4)	—	(7.3)	(7.2)
Accretion expense	10.2	2.6	12.5	8.0
Asset retirement obligations at the end of the period(a)	$211.6	$308.1	$305.5	$298.9
(a)Includes short-term asset retirement obligations of $4.8 million, $7.3 million, $7.3 million and $7.1 million for calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively.
Accounting Standards Adopted in the Calendar Year and Other Newly Issued Accounting Standards
The following tables represent accounting standards adopted by Washington Gas during the calendar year ended December 31, 2019, and other newly issued accounting standards that will be adopted by Washington Gas in the future.

ACCOUNTING STANDARDS ADOPTED IN CALENDAR YEAR 2019
Standard	Description	Date of adoption	Effect on the financial statements or other significant matters
ASU 2016-02, Leases (Topic 842), ASU 2018-01, Land Easement Practical Expedient for Transition to Topic 842, ASU 2018-11, Targeted Improvements, and ASU 2018-20, Narrow-Scope Improvements for Lessors, including other subsequent ASUs clarifying the guidance.

ASU 2016-02 requires recognition of a right-to-use asset and lease liability by lessees on the statement of financial position and disclosure of key information about leasing arrangements. Lessor accounting remains substantially unchanged but the standard modifies what qualifies as a sales-type and direct financing lease and eliminated real-estate specific provisions. The standard requires application using a modified retrospective approach.

ASU 2018-01 provides an optional election not to evaluate existing and expired land easements not previously accounted for as a lease.

ASU 2018-11 allows entities to elect to report comparative periods presented after adoption under the old lease standard (ASC Topic 840, Leases) and recognize a cumulative effect adjustment to the opening balance at the date of adoption. The update also provides lessors a practical expedient not requiring the separation of lease and non-lease components provided that certain conditions are met.

ASU 2018-20 allows lessors to include and exclude certain costs from variable payments. The ASU also requires lessors to allocate certain variable payments to the lease and non-lease components when the changes in facts and circumstances on which the variable payments are based occur.

January 1, 2019
Leases, with terms longer than 12 months, for which Washington Gas is the lessee have been reflected on the balance sheet by recording an increase to non- current assets and an increase to deferred credits net of the current portion that is recorded in current liabilities. Upon adoption, Washington Gas recorded lease liabilities of $58.9 million and a right-of-use asset of $43.2 million, net of lease incentives and prepaid or deferred rent balances of $15.7 million.  Washington Gas utilized the transition practical expedients which allow entities to not have to reassess whether an arrangement contains a lease and the lease classification under the provisions of ASC Topic 842, land easements, and not separating out the lease and non-lease components for certain classes of assets. As a result of the transition practical expedients, Washington Gas’ operating leases on transition are consistent with its conclusions under ASC Topic 840, Leases. Washington Gas has also elected to present prior comparative information under ASC Topic 840. See Note 3 — Leases for further information and the new required lease disclosures.

Standard	Description	Date of adoption	Effect on the financial statements or other significant matters
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted improvements to Accounting for Hedging Activities and ASU 2018-16, Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes	ASU 2017-12 amends the hedge accounting and recognition requirements by expanding an entity’s ability to hedge non-financial and financial risk components and reduce the complexity in fair value hedges of interest rate risk. Additionally, this standard eliminates the requirement to separately measure and disclose the ineffective portion of the hedge with the entire change in the fair value of a hedging instrument to be presented in the same statement of operations line as the hedged item. Early adoption is permitted.

ASU 2018-16 adds the OIS rate based on SOFR as a fifth U.S. benchmark interest rate for hedge accounting purposes. This standard should be adopted in conjunction with ASU 2017-12 if not early adopted.
		January 1, 2019	The adoption of this ASU did not have an impact to our financial statements. The guidance will only have an impact on new transactions that are entered into and where hedge accounting is elected.
ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (a consensus of the FASB Emerging Issues Task Force)	The update aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements to capitalize implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). Capitalized implementation costs should be presented in the statement of financial position as a prepaid expense and amortized over the term of the hosting arrangement, presented in the statements of operations in the same line items as prepayment of fees associated with the hosting arrangement. The updates in this standard may be applied on a prospective or retrospective basis. Early adoption is permitted.	January 1, 2019	We early adopted this standard on a prospective basis. The adoption of this ASU did not have a material effect on our financial statements.

OTHER NEWLY ISSUED ACCOUNTING STANDARDS
Standard	Description	Required date of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, including other subsequent ASUs further amending and clarifying the guidance.	For credit losses on financial instruments measured at amortized cost, this standard changes the current incurred loss impairment methodology to an expected loss methodology and requires consideration of a broader range of reasonable and supportable information to determine credit loss estimates. In addition, entities may make a one-time irrevocable election on certain eligible financial instruments to elect fair value treatment on an instrument-by-instrument basis. Early adoption is permitted.	January 1, 2020	Cash equivalents, trade accounts receivable, unbilled revenue, and contract assets are within the scope of the new standard. We will make a one-time election to measure our cash equivalents at fair value. We analyzed our current methodology to recognize estimated credit losses and we will be making adjustments to our current methodology at adoption to meet the requirements of the new standard. These changes are not expected to have a material effect on our financial statements.
ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement	This update modifies the disclosure requirements on fair value measurements. Early adoption is permitted.	January 1, 2020	It is not expected that the adoption of this standard will have a material effect on our financial statements.
ASU 2019-01, Leases (Topic 842) Codification Improvements	This update addresses the determination of the fair value of the underlying asset by lessors that are not manufacturers or dealers, provides guidance for the presentation of the statement of cash flows for sales-type and direct financing leases, and clarifies transition disclosures related to the adoption of ASC 842.	January 1, 2020	It is not expected that the adoption of this standard will have a material effect on our financial statements.
ASU 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans	This standard modifies the disclosure requirements related to defined benefit pension and other postretirement plans. Early adoption is permitted.	December 31, 2020	It is not expected that the adoption of this standard will have a material effect on our financial statements.
ASU 2019-12, Income Taxes (Topic 740) Simplifying the Accounting for Income Taxes	As part of FASB's Simplification Initiative, this standard amends ASC Topic 740 by removing certain exceptions to the general principles and clarifying and amending other current guidance.	January 1, 2021	We are in the process of evaluating the impact the adoption of this standard will have on our financial statements.